UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
March 9, 2018

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events.

As previously reported on a Current Report on Form 8-K filed by First Mid-Illinois Bancshares, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 13, 2018, an alleged class action complaint was filed by a purported stockholder of First BancTrust Corporation, a Delaware corporation (“First Bank”) in the United States District Court for the District of Delaware captioned Parshall v. First BancTrust Corporation (Case No. 1:18-cv-00218) against the Company, Project Hawks Merger Sub LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), First Bank and members of First Bank’s board of directors (the “Lawsuit”). The Lawsuit relates to the Agreement and Plan of Merger, dated as of December 11, 2017 (as amended by the First Amendment to Agreement and Plan of Merger entered into as of January 18, 2018) among the Company, Merger Sub and First Bank, pursuant to which, among other things, the Company agreed to acquire 100% of the issued and outstanding shares of First Bank pursuant to a business combination whereby First Bank will merge with and into Merger Sub, with Merger Sub as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). Among other things, the Lawsuit alleges that the Registration Statement on Form S-4 filed with the SEC by the Company on January 22, 2018, failed to disclose allegedly material information relating to the Company’s and First Bank’s financial projections, the analyses performed by First Bank’s financial advisor, and alleged potential conflicts of interest of First Bank’s officers, directors and financial advisor.  The plaintiff seeks, among other relief, to enjoin the Merger from proceeding. The Company and First Bank believe that the factual allegations in the Lawsuit are without merit.

On March 9, 2018, in order to moot plaintiff’s disclosure claims, reduce the expenses, burdens, risks and uncertainties inherent in litigation and avoid the risk of delaying or adversely affecting the Merger, the parties to the Lawsuit agreed that, in exchange for the plaintiff agreeing to withdraw the Lawsuit and dismiss his claims with prejudice, the Company and First Bank would make the additional supplemental disclosures to the proxy statement/prospectus related to the Merger that was first mailed to stockholders of First Bank on or about February 9, 2018 (the “Definitive Proxy Statement/Prospectus”) described in this Current Report on Form 8-K. The agreement between the parties does not release or otherwise prejudice any potential claims of any member of the putative class other than the plaintiff and does not constitute any admission by any of the defendants as to the merits of any claims. In addition, in connection with the mootness of the disclosure claims, the parties contemplate that plaintiff’s counsel will seek an award of attorneys’ fees and expenses. The agreement will not affect the amount of the merger consideration that First Bank’s stockholders are entitled to receive in the Merger.

Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and the other defendants in the Lawsuit deny all liability with respect to the facts and claims alleged in the Lawsuit and specifically deny all allegations that any supplemental disclosure was or is required under any applicable rule, statute, regulation or law.

Supplemental Disclosures

The following supplemental disclosures (changes marked with new text underlined and deleted text marked with strikethrough) amends and supplements the information provided in the Definitive Proxy Statement. These supplemental disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety. To the extent that the information herein differs from or updates information contained in the Definitive Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement/Prospectus. All page references are to pages in the Definitive Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement/Prospectus.

The following disclosure supplements and amends the discussion under the caption “Contribution Analysis” on pages 38 and 39 of the Definitive Proxy Statement/Prospectus:

The first paragraph is amended as follows:

Davidson analyzed the relative contribution of First Bank and First Mid to certain financial and operating metrics for the pro forma combined company. Such financial and operating metrics included: (i) branches; (ii) full time equivalent (“FTE”) employees; (iii) assets per FTE employee; (iv) First Bank’s net income for the twelve months ended September 30, 2017; (v) estimates for First Bank’s net income for the twelve months ended December 31, 2017 and December 31, 2018 based on First Bank management’s forecast; (vi) estimates for First Bank net income for the twelve months ended ~~December 31, 2018 and~~ December 31, 2019 based on Davidson Investment Banking assumptions; (vii) total assets; (viii) ~~total cash; (ix) total investment securities; (x) gross loans (including loans held for sale); (xi) loan loss reserve; (xii) total deposits; (xiii) total non-interest bearing deposits; (xiv) total non-maturity deposits; and (xv)~~ total tangible common equity; (ix) tangible book value per share and (x) book value per share. The relative contribution analysis did not give effect to the impact of any synergies as a result of the proposed merger. ~~The results of this analysis are summarized below.~~ The financial assumptions used by Davidson in its analysis are forth in the table below:

The following table is added immediately following the first paragraph:

Summary Financial Projections Through 2022E
	2017E	2018E	2019E	2020E	2021E	2022E

Net Income	$ 2,924	$ 3,552	$ 4,034	$ 4,501	$ 5,004	$ 5,546

Total Assets	$ 470,263	$ 492,002	$ 516,602	$ 542,432	$ 569,554	$ 598,032

Tangible Common Equity	$ 46,572	$ 49,311	$ 52,452	$ 55,978	$ 59,926	$ 64,334
Tangible Book Value Per Share	$ 22.66	$ 24.00	$ 25.53	$ 27.24	$ 29.16	$ 31.31
Book Value Per Share	$ 22.93	$ 24.26	$ 25.79	$ 27.50	$ 29.43	$ 31.57

The following sentence is added after the new Summary Financial Projections Through 2022E table and before the existing Contribution Analysis table:

The results of this contribution analysis are summarized in the table below:

The following disclosure supplements and amends the paragraph captioned “Reinvestment Analysis” on page 39 of the Definitive Proxy Statement/Prospectus:

The paragraph is amended as follows:

Davidson performed a reinvestment analysis for First Bank’s stockholders reinvesting in First Mid based on an assumed exchange ratio of 100% stock election. The future cash flows in the analysis included First Mid’s estimated future trading valuation in 2022 (based on 16.9x price to earnings per share valuation multiple) and cash dividends. The impact of Davidson’s projected synergies used in the reinvestment analysis is set forth in the table below. The analysis resulted in 20.27% internal rate of return and 170.35% aggregate return through 2022 (returns based on First Bank’s stock price as of December 6, 2017).

The following table is inserted after the paragraph:

Cost Savings Summary Based on Assumed Transaction Closing of June 30, 2018

	2017E	2018E	2019E	2020E	2021E	2022E

Non-Interest Expense - FIRT	$13,500	$13,838	$14,183	$14,538	$14,901	$15,274
Cost Savings (% of Non-Interest Expense)	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Portion of Period After Closing	0.0%	50.0%	100.0%	100.0%	100.0%	100.0%
Potential Cost Savings (Prior to Phase-In)	$—	$2,076	$4,255	$4,361	$4,470	$4,582
Pro Forma Non-Interest Expense - FIRT	$—	$11,762	$9,928	$10,177	$10,431	$10,692

The following disclosure supplements and amends the discussion under the caption “Net Present Value Analysis for First Bank” on page 45 of the Definitive Proxy Statement/Prospectus:

The first paragraph is amended as follows:

Davidson performed an analysis that estimated the net present value per share of First Bank common stock under various circumstances. The analysis assumed: (i) First Bank performed in accordance with First Bank management’s financial forecasts for the year ended December 31, 2017; and (ii) First Bank performed in accordance with Davidson Investment Banking assumptions for the years ended December 31, 2018, December 31, 2019, December 31, 2020, December 31, 2021, and December 31, 2022, as discussed with and confirmed by First Bank management and as set forth in the table below. To approximate the terminal value of First Bank common stock at December 31, 2022, Davidson applied multiples of tangible book value ranging from 150.0% to 175.0% and price to earnings multiples of 15.0x to 20.0x. The income streams and terminal values were then discounted to present values using different discount rates ranging from 10.00% to 12.00% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of First Bank’s common stock. In evaluating the discount rate, Davidson used industry standard methods of adding the current risk-free rate, which is based on the 10-year Treasury yield, plus the published Duff & Phelps Industry Equity Risk Premium and plus the published Duff & Phelps Size Premium.

Davidson’s assumptions used in this analysis are set forth in the table below:

The following table is inserted after the first paragraph:

Summary Financial Projections Through 2022E

	2017E	2018E	2019E	2020E	2021E	2022E
Total Assets	$ 470,263	$ 492,002	$ 516,602	$ 542,432	$ 569,554	$ 598,032
Asset Growth Rate	3.69%	5.00%	5.00%	5.00%	5.00%	5.00%
Net Income	$2,924	$3,552	$4,034	$4,501	$5,004	$5,546
Earnings Per Share	$1.42	$1.73	$1.96	$2.19	$2.44	$2.70
Dividends Per Share	$0.36	$0.40	$0.43	$0.47	$0.51	$0.55
Return on Average Assets	0.63%	0.74%	0.80%	0.85%	0.90%	0.95%
Return on Average TCE	6.50%	7.41%	7.93%	8.30%	8.63%	8.93%
Tangible Common Equity	$ 46,572	$ 49,311	$ 52,452	$ 55,978	$ 59,926	$ 64,334
Tangible Common Equity Ratio	9.91%	10.03%	10.16%	10.33%	10.53%	10.77%
Tangible Book Value Per Share	$22.66	$24.00	$25.53	$27.24	$29.16	$31.31

The paragraph captioned “Post-Merger Compensation Arrangements with First Mid” on page 51 of the Definitive Proxy Statement/Prospectus is amended as follows:

Post-Merger Compensation Arrangements with First Mid. During its early stage discussions with First Bank regarding the transaction, First Mid expressed to Mr. Carr its desire to have Mr. Carr remain with First Mid post-closing and to have him continue in his commercial lending role in the Champaign, Illinois area and assist with the integration of First Bank into First Mid. Since execution of the merger agreement, First Mid has engaged, and it expects to continue to engage, in discussions with certain of First Bank executive officers regarding potential roles with the combined company after the consummation of the merger.  As of the date of this proxy statement/prospectus, compensation has not been discussed with any of the executive officers and directors of First Bank (including Mr. Carr) and none of the executive officers and directors of First Bank have entered into agreements or arrangements with First Mid or its affiliates regarding continued service with First Mid, or its affiliates after the effective time of the merger.  However, prior to or following the effective time of the merger, such agreements or arrangements may be entered into, which could amend, terminate or otherwise modify the existing First Bank arrangements with the executive officers that are described in this section and/or provide for the payment (or the right to future payment) of all or a portion of the benefits provided under such arrangements.

Forward Looking Statements
This document may contain certain forward-looking statements about First Mid-Illinois Bancshares, Inc. (“First Mid”) and First BancTrust Corporation (“First Bank”), such as discussions of First Mid’s and First Bank’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and First Bank intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and First Bank, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and First Bank will not be realized or will not be realized within the expected time period; the risk that integration of the operations of First Bank with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to obtain the required stockholder approval; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and First Bank; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and First Bank’s loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and First Bank; and accounting principles, policies and guidelines. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Important Information about the Merger and Additional Information
First Mid filed a registration statement on Form S-4 with the SEC on January 22, 2018, which, as amended on February 5, 2018, was declared effective on February 9, 2018, in connection with the proposed transaction. The registration statement includes a proxy statement of First Bank that also constitutes a prospectus of First Mid. Investors in First Bank are urged to read the proxy statement/prospectus, which contains important information, including detailed risk factors, and all amendments thereto when they become available. The proxy statement/prospectus and other documents which will be filed by First Mid with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request to First Mid-Illinois Bancshares, P.O. Box 499, Mattoon, IL 61938, Attention: Investor Relations; or to First BancTrust Corporation, 114 West Church Street, Champaign, IL 61824, Attention: Investor Relations. The definitive proxy statement/prospectus was first mailed to the stockholders of First Bank on or about February 9, 2018.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation
First Mid and First Bank, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of First Mid is set forth in the preliminary proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 23, 2018. Information about the directors and executive officers of First Bank is set forth in its proxy statement for its 2017 annual meeting of stockholders, which is available on its website, and in the proxy statement/prospectus that was filed with the SEC pursuant to Rule 424(b)(3) on February 9, 2018. These documents can be obtained free of charge from the sources provided above. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the proxy statement/prospectus for such proposed transactions, and all amendments thereto when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: March 9, 2018

By:

Joseph R. Dively
Chairman, President and Chief Executive Officer